THIS AGREEMENT made and dated for reference the 8th day of June, 1999.

AMONG:
                  ASIA PACIFIC ENTERPRISES, INC., a body corporate, incorporated under the laws of the State of Delaware, having its registered office at 1313 North Market Street, New Castle County, Wilmington, Delaware 19801-1151

                  (hereinafter called "Asia Pacific")
                                                             OF THE FIRST PART

AND:
                  EVIDEO USA, INC., a body corporate, incorporated under the laws of Nevada, having its registered office at 502 East John Street, Carson City, Nevada 89706

                  (hereinafter called "USA")
                                                            OF THE SECOND PART

AND:
                  EVIDEO INTERNATIONAL, INC., a body corporate, incorporated under the laws of The Commonwealth of the Bahamas, having its registered office at ABL Building, Bank Lane, Nassau, Bahamas

                  (hereinafter called "International")
                                                             OF THE THIRD PART

AND:
                  ROY B. BENNETT & ASSOCIATES LTD., a body corporate, incorporated under the laws of the Province of British Columbia, having its head office at 2757 Chelsea Court, West Vancouver, British Columbia V7S 3E9

                  (hereinafter called "Bennett")
                                                            OF THE FOURTH PART

AND:
                  ROY B. BENNETT, an individual, of 2757 Chelsea Court, West Vancouver, British Columbia V7S 3E9

                  (hereinafter called "Roy Bennett")

                                                             OF THE FIFTH PART

WHEREAS:

A. Pursuant to a letter agreement between Bennett and Macrovision Corporation (hereinafter called "Macrovision") dated September 14, 1998 (hereinafter called the "Macrovision Agreement"), a copy of which has been delivered to each of the parties hereto, Bennett was granted an option entitling it to procure an exclusive, non-transferable license (hereinafter called the "License"), without the right to sub-license, to apply Macrovision's analog copy protection technology (hereinafter called the "Technology") in the United States of America, as well as a right of first refusal to extend the territory of the License to other countries, subject to the terms and conditions contained in the Macrovision Agreement (which right of first refusal Bennett has agreed to waive in favour of CEBU Holdings Inc. with respect to Germany and China, and in favour of International with respect to all other countries);

B. Bennett has agreed to designate USA under the Macrovision Agreement as the corporation to be entitled to procure the License;

C. Bennett has agreed to transfer all of its rights in and to the business and technology described in the document prepared by Bennett entitled "eVideo Business Plan - May 1999 - Confidential" (hereinafter called the "Business Plan"), a copy of which has been delivered to each of the parties hereto;

D.    International owns all of the issued and outstanding shares of USA;

E. Asia Pacific wishes to acquire all of the issued and outstanding shares of USA from International on the terms and conditions hereinafter set forth;

F.    Roy Bennett owns all of the issued and outstanding shares of Bennett;

G. Asia Pacific has agreed to acquire all of the issued and outstanding shares of Bennett from Roy Bennett in the event Macrovision has not accepted the designation of USA under the Macrovision Agreement as the corporation to be entitled to procure the License within 60 days of the closing provided for hereunder (hereinafter called the "Closing") on the terms and conditions hereinafter set forth;

      NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these presents and the sum of Ten Dollars ($10.00) now paid by each of the parties to each of the other parties hereto, the receipt and sufficiency of which is hereby acknowledged by each of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties, the parties hereby agree as follows:

PURCHASE AND SALE OF SHARES OF USA AND, POTENTIALLY, OF BENNETT

1.01 Subject to the terms and conditions hereof, International hereby agrees to sell to Asia Pacific, and Asia Pacific hereby agrees to purchase from International, one common share in the capital stock of USA, representing all of the issued and outstanding shares of USA, with the consideration, in addition to the consideration provided for in paragraph 1.02 hereof, to consist of the issuance of 6,623,016 common shares in the capital stock of Asia Pacific, with all of these shares to be held in escrow by an independent escrow agent, with these shares of Asia Pacific to be dealt with on the following basis:

      (a) 25% of these shares will be released to International from escrow when all of the following business milestones have been met:

            (i) the demonstration of an operational prototype digital set top box (hereinafter called a "STB") for the Technology;

            (ii)  USA  has   entered   into   with   written   agreements   with
                  manufacturers to produce a total of 15,000 STB's per month;

            (iii) the formal Long Form Agreement contemplated in paragraph 16 of the Macrovision Agreement has been entered into; and

            (iv) an initial distribution agreement with a motion picture studio in respect of a substantial portfolio of video movies has been entered into;

      (b) an additional 25% of these shares will be released to International from escrow when each of the following conditions have been met:

            (i) Asia Pacific has successfully recruited a recognized Chief Executive Officer and such recruitment has been approved by Asia Pacific's board of directors;

            (ii) a successful file server beta testing with video files has been developed;

            (iii) the first cable company  distribution  letter of agreement has been entered into and a head end communication test has been successfully completed;

      (c) an additional 25% of these shares will be released to International from escrow when Asia Pacific first generates gross annual revenues of Five Million Dollars ($5,000,000) on a consolidated basis;

      (d) the remaining 25% of these shares will be released to International from escrow when Asia Pacific first generates gross annual revenues of Five Hundred Million Dollars ($500,000,000) on a consolidated basis; and

      (e) any shares not released to International from escrow at the expiration of 5 years from the Closing will be surrendered to Asia Pacific for cancellation;

PROVIDED THAT, notwithstanding any of the provisions of this paragraph 1.01, all shares not yet released to International from escrow pursuant to the provisions of sub-paragraphs (a), (b), (c) or (d) or not cancelled pursuant to the provision of sub-paragraph (e) hereof shall be released from escrow upon the occurrence of any of the following events:

      (f) in the event of the declaration by Asia Pacific of a dividend within 24 months of the Closing Date equivalent to at least Two Dollars ($2.00) per common share; or

      (g) the completion of a successful secondary public offering raising in excess of Twenty Million Dollars ($20,000,000) with less than a thirty percent (30%) dilution factor to its existing shareholders at the time of the completion of such secondary offering; or

      (h) the completion of a successful takeover for a majority of the issued and outstanding common shares of Asia Pacific; or

      (i) Asia Pacific having a publicly quoted market price in excess of Fifteen Dollars ($15.00) per common share for a period in excess of twenty consecutive trading days.

1.02 It is Asia Pacific's intention to raise an additional Three Million Nine Hundred Thousand Dollars ($3,900,000) by the sale of equity capital  subsequent to the date of this Agreement as follows:

(a)   Two Million  Four  Hundred  Thousand  Dollars  ($2,400,000)  by July 31,
            1999; and

(b) an additional One Million Five Hundred Thousand Dollars ($1,500,000) by September 30, 1999.

            For every common share of Asia Pacific issued to raise the funds provided for in sub-paragraphs (a) and (b) of this paragraph 1.02, Asia Pacific agrees to issue one and one-half (1 1/2) common shares in its capital stock to International, which shares are to be issued on September 30, 1999 or, to the extent that the funds are raised subsequent to September 30, 1999, such later date(s) as International may agree to, with all of these shares to be held in escrow by an independent escrow agent and released to International from escrow on the same basis as the 6,623,016 common shares to be held in escrow pursuant to paragraph 1.01 hereof.

1.03 In order to secure Asia Pacific's performance in the raising of the additional equity capital provided for in paragraph 1.02 hereof, Adrian Rollke, a director and the President of Asia Pacific, has agreed to lodge 345,000 common shares of Asia Pacific currently owned by him with an independent escrow agent, which shares will be released to Mr. Rollke from escrow on a pro rata basis to the amount of additional equity capital raised by Asia Pacific pursuant to paragraph 1.02 hereof, with any shares not entitled to be released from escrow as provided for herein by September 30, 1999 to be surrendered to Asia Pacific for cancellation.

1.04 Subject to the terms and conditions hereof, in the event Macrovision has not accepted the designation of USA under the Macrovision Agreement as the corporation to be entitled to procure the License within 60 days of the Closing provided for hereunder, Roy Bennett hereby agrees to sell to Asia Pacific, and Asia Pacific hereby agrees to purchase from Roy Bennett, 10 common shares in the capital stock of Bennett, representing all of the issued and outstanding shares of Bennett, with the consideration to consist of the payment by Asia Pacific to Roy Bennett of One Dollar ($1).

COVENANTS, REPRESENTATIONS AND WARRANTIES OF ASIA PACIFIC

2.01 Asia Pacific covenants, represents and warrants to each of USA and International that:

      (a) it is a company validly subsisting under the laws of the State of Delaware and has all necessary corporate power and authority to execute and deliver this Agreement to purchase all of the issued and outstanding shares of USA from International, to issue shares in its capital stock to International as provided for herein and to perform its obligations hereunder;

      (b) all necessary corporate action of the directors and members of Asia Pacific to authorize the issuance of shares of Asia Pacific hereunder and the execution, delivery and performance of this Agreement has been taken, the shares of Asia Pacific to be issued hereunder have been duly and validly created and this Agreement has been duly executed and delivered on behalf of Asia Pacific and constitutes a legal, valid and binding obligation of Asia Pacific enforceable by USA and International in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

      (c) the authorized and issued share capital of Asia Pacific, including convertible securities, warrants and options or other rights to acquire shares of Asia Pacific, consists of 30,000,000 common shares having a par value of US$0.0001 each and 5,000,000 preferred shares having a par value of $0.0001 each, of which 8,965,343 common shares are issued and outstanding as fully paid and non-assessable, no issued and outstanding preferred shares, 307,693 issued and outstanding common share purchase warrants exercisable at a price of $3.25 per share until May 25, 2000, no issued and outstanding common share purchase options, no issued and outstanding preferred share purchase warrants, and no issued and outstanding preferred share purchase options;

      (d) none of the authorization, execution, delivery or performance by Asia Pacific of this Agreement, including, without limitation, the issuance of the shares of Asia Pacific as provided hereunder, requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as has already been, or at or prior to the Closing will be, obtained) nor is in conflict with or in contravention of Asia Pacific's constating documents (including the provisions attaching to its common shares), resolutions of the directors or members of Asia Pacific or the provisions of any written instrument or agreement to which Asia Pacific is a party or by which Asia Pacific or its properties or assets are bound or constitutes a default thereunder;

      (e) to the best of Asia Pacific's knowledge, there is not now pending or threatened against Asia Pacific or any of its subsidiaries, nor has Asia Pacific received notice in respect of any claim which could lead to any litigation, action, suit or other proceeding by or before any court, tribunal or other competent governmental agency or authority or regulatory body that is material to the business or affairs of Asia Pacific;

      (f) neither Asia Pacific nor any affiliate or associate thereof is a party to, or is aware of, any agreement, commitment or understanding between or among the shareholders of Asia Pacific with respect to the exercise of any voting rights attaching to any securities of Asia Pacific beneficially owned by such shareholders or any voting trust agreement or other shareholders' agreement relating to securities of Asia Pacific;

      (g) it will use its best efforts to satisfy and fulfill all requirements and conditions contained in this Agreement required to be satisfied or fulfilled by it in order to complete the transactions contemplated hereby and to comply with, satisfy and fulfill promptly all legal and regulatory requirements applicable to Asia Pacific with respect to the consummation of the transactions contemplated hereby;

      (h) it is in good standing with the National Association of Securities Dealers in the United States of America and that its common shares are quoted for trading on the National Association of Securities Dealers Automatic Quotation Over-the-Counter Bulletin Board System under the trading symbol "APEP";

      (i) its financial statements prepared as at March 31, 1999 (hereinafter called the "Asia Pacific Financial Statements"), a copy of which are attached as Schedule "A", are true and correct in every material respect and present fairly the financial position of Asia Pacific as at the date of the Asia Pacific Financial Statements and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

      (j) since the date of the Asia Pacific Financial Statements:

            (i) there has not been any material adverse change in the financial position or condition of Asia Pacific or any damage, loss or other change in circumstances materially affecting the business or property of Asia Pacific or its right or capacity to carry on business;

            (ii) Asia Pacific has not waived or surrendered any right of material value;

            (iii) Asia Pacific has not  discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business;

            (iv) the business of Asia Pacific has been carried on in the ordinary course; and

            (v) the constating documents of Asia Pacific have not been amended;

      (k) there are no liabilities, contingent or otherwise, commitments or material contracts of Asia Pacific not disclosed or reflected in the Asia Pacific Financial Statements except those incurred in the ordinary course of Asia Pacific's business since the date of the Asia Pacific Financial Statements, and Asia Pacific has not
            guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

      (l) it will raise the funds provided for in paragraph 1.02 hereof on the timetable provided for therein by the sale of equity capital.

2.02 Asia Pacific acknowledges that the covenants, representations and warranties set forth in paragraph 2.01 hereof form a part of this Agreement and are conditions upon which each of USA and International has relied in entering into this Agreement, and that these covenants, representations and warranties shall survive the acquisition of any interest in the issued and outstanding shares of USA by Asia Pacific hereunder.

2.03 The parties also acknowledge and agree that the covenants, representations and warranties set forth in paragraph 2.01 hereof are provided for the exclusive benefit of USA and International, and a breach of any one or more thereof may be waived by USA or International in whole or in part at any time without prejudice to either of their rights in respect of any other breach of the same or any other covenant, representation or warranty.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF USA

3.01 USA covenants, represents and warrants to each of Asia Pacific and International that:

      (a) it is a company validly subsisting under the laws of Nevada and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

      (b) all necessary corporate action of the directors and members of USA to authorize the sale of shares of USA hereunder and the execution, delivery and performance of this Agreement has been taken, the shares of USA to be sold hereunder have been duly and validly created and this Agreement has been duly executed and delivered on behalf of USA and constitutes a legal, valid and binding obligation of USA enforceable by Asia Pacific and
            International in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

      (c) the authorized and issued share capital of USA, including convertible securities, warrants and options or other rights to acquire shares of USA, consists of 100,000,000 common shares without par value, of which one (1) common share is issued and outstanding as fully paid and non-assessable, and no issued and outstanding common share purchase options and no issued and outstanding common share purchase warrants;

      (d) none of the authorization, execution, delivery or performance by USA of this Agreement, including, without limitation, the sale of the shares of USA as provided hereunder, requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as has already been, or at or prior to the Closing will be, obtained) nor is in conflict with or in contravention of USA's constating documents (including the provisions attaching to its common shares), resolutions of the directors or members of USA or the provisions of any written instrument or agreement to which USA is a party or by which USA or its properties or assets are bound or constitutes a default thereunder;

      (e) to the best of USA's knowledge, there is not now pending or threatened against USA or any of its subsidiaries, nor has USA received notice in respect of any claim which could lead to any litigation, action, suit or other proceeding by or before any court, tribunal or other competent governmental agency or authority or regulatory body that is material to the business or affairs of USA;

      (f) neither USA nor any affiliate or associate thereof is a party to, or is aware of, any agreement, commitment or understanding between or among the shareholders of USA with respect to the exercise of any voting rights attaching to any securities of USA beneficially owned by such shareholders or any voting trust agreement or other shareholders' agreement relating to securities of USA;

      (g) it will use its best efforts to satisfy and fulfill all requirements and conditions contained in this Agreement required to be satisfied or fulfilled by it in order to complete the transactions contemplated hereby and to comply with, satisfy and fulfill promptly all legal and regulatory requirements applicable to USA with respect to the consummation of the transactions contemplated hereby;

      (h) it has the appropriate authority to procure the License and that it will not sell, transfer, dispose of or encumber in any way its right to procure the License or in respect of the Technology after having been designated by Bennett under the Macrovision Agreement as the corporation to be entitled to procure the License;

      (i) its only assets, liabilities, commitments and material contracts are disclosed on the attached Schedule "B".

3.02 USA acknowledges that the covenants, representations and warranties set forth in paragraph 3.01 hereof form a part of this Agreement and are conditions upon which each of Asia Pacific and International has relied in entering into this Agreement, and that these covenants, representations and warranties shall survive the acquisition of any interest in the issued and outstanding shares of USA by Asia Pacific hereunder.

3.03 The parties also acknowledge and agree that the covenants, representations and warranties set forth in paragraph 3.01 hereof are provided for the exclusive benefit of Asia Pacific and International, and a breach of any one or more thereof may be waived by Asia Pacific or International in whole or in part at any time without prejudice to any of their rights in respect of any other breach of the same or any other covenant, representation or warranty.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF INTERNATIONAL

4.01 International covenants, represents and warrants to each of Asia Pacific and USA that:

      (a) it is a company validly subsisting under the laws of The Commonwealth of the Bahamas and has all necessary corporate power and authority to execute and deliver this Agreement and to sell all of the issued and outstanding shares of USA to Asia Pacific as provided to herein and to perform its obligations hereunder;

      (b) all necessary corporate action of the directors and members of International to authorize the sale of shares of USA hereunder and the execution, delivery and performance of this Agreement has been taken, the shares of USA to be sold to Asia Pacific hereunder have been duly and validly created and this Agreement has been duly executed and delivered on behalf of International and constitutes a legal, valid and binding obligation of International enforceable by USA and Asia Pacific in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

      (c) none of the authorization, execution, delivery or performance by International of this Agreement, including, without limitation, the sale of shares of USA as provided hereunder, requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as has already been, or at or prior to the Closing will be, obtained) nor is it in conflict with or in contravention of International's constating documents (including the provisions attaching to its common shares), resolutions of the directors or members of International or the provisions of any written instrument or agreement to which International is a party or by which International or its
            properties   or  assets  are  bound  or   constitutes   a  default
            thereunder;

      (d) to the best of International's knowledge, there is not now pending or threatened against International or any of its subsidiaries, nor has International received notice in respect of any claim which could lead to any litigation, action, suit or other proceeding by or before any court, tribunal or other competent governmental agency or authority or regulatory body that is material to the business or affairs of International;

      (e) neither International nor any affiliate or associate thereof is a party to, or is aware of, any agreement, commitment or understanding between or among the shareholders of International with respect to the exercise of any voting rights attaching to any securities of International beneficially owned by such shareholders or any voting trust agreement or other shareholders' agreement relating to securities of International;

      (f) it will use its best efforts to satisfy and fulfill all requirements and conditions contained in this Agreement required to be satisfied or fulfilled by it in order to complete the transactions contemplated hereby and to comply with, satisfy and fulfill promptly all legal and regulatory requirements applicable to International with respect to the consummation of the transactions contemplated hereby;

      (g) the assets, liabilities, commitments and material contracts of USA as reflected on the list attached hereto as Schedule "B" are true and correct in every material respect and present fairly the financial position of USA as of the date of this Agreement;

      (h) it will acquire from Bennett all of the rights in and to the business and technology described in the Business Plan and transfer the rights for the operation of that business and the use of that technology in the United States of America to USA for the sole consideration of a note payable to International in the amount of $200,000, without interest, payable in conjunction with the Closing.

4.02 International acknowledges that the covenants, representations and warranties set forth in paragraph 4.01 hereof form a part of this Agreement and are conditions upon which each of Asia Pacific and USA has relied in entering into this Agreement, and that these covenants, representations and warranties shall survive the acquisition of any interest in the issued and outstanding shares of USA by Asia Pacific hereunder.

4.03 The parties also acknowledge and agree that the covenants, representations and warranties set forth in paragraph 4.01 hereof are provided for the exclusive benefit of Asia Pacific and USA, and a breach of any one or more thereof may be waived by Asia Pacific or USA in whole or in part at any time without prejudice to any of their rights in respect of any other breach of the same or any other covenant, representation or warranty.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF BENNETT

5.01 Bennett covenants, represents and warrants to each of the parties hereto that:

      (a) it is a company validly subsisting under the laws of the Province of British Columbia and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

      (b) all necessary corporate action of the directors and members of Bennett to authorize the sale of shares of Bennett hereunder and the execution, delivery and performance of this Agreement has been taken, the shares of Bennett to be sold hereunder have been duly and validly created and this Agreement has been duly executed and delivered on behalf of Bennett and constitutes a legal, valid and binding obligation of Bennett enforceable by Asia Pacific in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

      (c) the authorized and issued share capital of Bennett, including convertible securities, warrants and options or other rights to acquire shares of Bennett, consists of 10,000 common shares without par value, of which ten (10) common shares are issued and outstanding as fully paid and non-assessable, and no issued and outstanding common share purchase options and no issued and outstanding common share purchase warrants;

      (d) none of the authorization, execution, delivery or performance by Bennett of this Agreement, including, without limitation, the sale of the shares of Bennett as provided hereunder, requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as has already been, or at or prior to the Closing will be, obtained) nor is in conflict with or in contravention of Bennett's constating documents (including the provisions attaching to its common shares), resolutions of the directors or members of Bennett or the provisions of any written instrument or agreement to which Bennett is a party or by which Bennett or its properties or assets are bound or constitutes a default thereunder;

      (e) to the best of Bennett's knowledge, there is not now pending or threatened against Bennett or any of its subsidiaries, nor has Bennett received notice in respect of any claim which could lead to any litigation, action, suit or other proceeding by or before any court, tribunal or other competent governmental agency or authority or regulatory body that is material to the business or affairs of Bennett;

      (f) neither Bennett nor any affiliate or associate thereof is a party to, or is aware of, any agreement, commitment or understanding between or among the shareholders of Bennett with respect to the exercise of any voting rights attaching to any securities of Bennett beneficially owned by such shareholders or any voting trust agreement or other shareholders' agreement relating to securities of Bennett;

      (g) it will use its best efforts to satisfy and fulfill all requirements and conditions contained in this Agreement required to be satisfied or fulfilled by it in order to complete the transactions contemplated hereby and to comply with, satisfy and fulfill promptly all legal and regulatory requirements applicable to Bennett with respect to the consummation of the transactions contemplated hereby;

      (h) its only commitments and material contracts are disclosed on the attached Schedule "C";

      (i) its financial statements prepared as at January 31, 1999 (hereinafter called the "Bennett Financial Statements"), a copy of which are attached as Schedule "D", are true and correct in every material respect and present fairly the financial position of Bennett as at the date of the Bennett Financial Statements and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

      (j)   other than as provided  for in  sub-paragraphs  5.01(l)  through (n)
            herein,   inclusive,   since  the  date  of  the  Bennett  Financial
            Statements:

            (i) there has not been any material adverse change in the financial position or condition of Bennett or any damage, loss or other change in circumstances materially affecting the business or property of Bennett or its right or capacity to carry on business;

            (ii) Bennett has not waived or surrendered any right of material value;

            (iii) Bennett has not  discharged  or  satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business;

            (iv) the business of Bennett has been carried on in the ordinary course; and

            (v)   the constating documents of Bennett have not been amended;

      (k) there are no liabilities, contingent or otherwise, commitments or material contracts of Bennett not disclosed in the Bennett Financial Statements except those incurred in the ordinary course of Bennett's business since the date of the Bennett Financial Statements, and Bennett has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

      (l) it has agreed to transfer all of its rights and interests in and to the business and technology described in the Business Plan to International in consideration for preference shares of International (the "Preference Shares");

      (m) the creditors and debt-holders of Bennett have agreed to accept the Preference Shares in full satisfaction of all of the liabilities and debts of Bennett; and

      (n)   it has agreed to designate  USA under the  Macrovision  Agreement as
            the   corporation   to  be   entitled  to  procure  the  License  in
            consideration of One Dollar ($1).

5.02 Bennett acknowledges that the covenants, representations and warranties set forth in paragraph 5.01 hereof form a part of this Agreement and are conditions upon which Asia Pacific has relied in entering into this Agreement, and that these covenants, representations and warranties shall survive the acquisition of any interest in the issued and outstanding shares of Bennett by Asia Pacific hereunder.

5.03 The parties also acknowledge and agree that the covenants, representations and warranties set forth in paragraph 5.01 hereof are provided for the exclusive benefit of Asia Pacific, and a breach of any one or more thereof may be waived by Asia Pacific in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other covenant, representation or warranty.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF ROY BENNETT

6.01 Roy Bennett covenants, represents and warrants to Asia Pacific that:

(a)   the shares of Bennett which may be sold to Asia Pacific here under  have been duly and validly created and this Agreement has been duly executed and delivered by Roy Bennett and constitutes a legal, valid and binding obligation of Roy Bennett enforceable by Bennett and Asia Pacific in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws of general application affecting the enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

(b none of the authorization, execution, delivery or performance by Roy Bennett of this Agreement, including, without limitation, the sale of shares of Bennett as provided hereunder, requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as has already been, or at or prior to the Closing will be, obtained) nor is in conflict with or in contravention of the provisions of any written instrument or agreement to which Roy Bennett is a party or by which Roy Bennett or his properties or assets are bound or constitutes a default thereunder;

(c) to the best of his  knowledge,
there is not now pending or threatened against him, nor has he received notice in respect of any claim which could lead to any litigation, action, suit or other proceeding by or before any court, tribunal or other competent governmental agency or authority or regulatory body that is material to his business or affairs;

(d) he will use his best efforts to satisfy and fulfill all requirements and conditions contained in this Agreement required to be satisfied or fulfilled by him in order to complete the transactions contemplated hereby and to comply with, satisfy and fulfill promptly all legal and regulatory requirements applicable to him with respect to the consummation of the transactions contemplated hereby;

(e) the commitments and material contracts of Bennett as reflected on the list attached hereto as Schedule "C" are true and correct in every material respect and present fairly the financial position of Bennett as of the date of this Agreement;

 (f) the Bennett Financial  Statements are true and correct in every material respect and present fairly the financial position of Bennett as at the date of the Bennett Financial Statements and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

6.02 Roy Bennett acknowledges that the covenants, representations and warranties set forth in paragraph 6.01 hereof form a part of this Agreement and are conditions upon which Asia Pacific has relied in entering into this Agreement, and that these covenants, representations and warranties shall survive the acquisition of any interest in the issued and outstanding shares of Bennett by Asia Pacific hereunder.

6.03 The parties also acknowledge and agree that the covenants, representations and warranties set forth in paragraph 6.01 hereof are provided for the exclusive benefit of Asia Pacific, and a breach of any one or more thereof may be waived by Asia Pacific in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other covenant, representation or warranty.

ADDITIONAL COVENANTS

7.01 In conjunction with the Closing on the Closing Date, the following will become or remain the directors and officers of each of Asia Pacific and USA:

      (a) Roy Bennett will become or remain a director, the President and the Chief Executive Officer until a new Chief Executive Officer is appointed under subsection 1.01(b)(i) herein, at which time Roy Bennett will remain a director;

      (b) Adrian Rollke will have the right to nominate three directors, who, if not already directors of Asia Pacific, will be appointed directors forthwith upon being nominated by Adrian Rollke;

      (c)   Roy  Bennett  will  have  the  right  to  nominate  two   additional
            directors, who shall be appointed directors forthwith upon being nominated by Roy Bennett; and

      (d) Owen Granger will become or remain the Secretary/Treasurer.

7.02 Asia Pacific covenants and agrees to nominate annually for election as directors for a period of 2 years from the date of this Agreement a slate of 6 directors, to consist of the 6 individuals referred to or contemplated in paragraph 7.01 hereof, provided that, in the event the Chief Executive Officer contemplated in sub-paragraph 1.01 (b)(i) herein is also appointed a director of Asia Pacific, the slate will consist of 7 directors, with the additional member of the slate to be said Chief Executive Officer.

7.03 International covenants and agrees to vote all of its shares of Asia Pacific at general meetings of members of Asia Pacific for the election of the persons referred to or contemplated in paragraph 7.01 hereof to the Board of Directors of Asia Pacific from the date of this Agreement for a period ending on the first to occur of 2 years from the date of this Agreement and the completion of a successful takeover for a majority of the issued and outstanding common shares of Asia Pacific, as contemplated in sub-paragraph 1.01(h) hereof.

7.04 International acknowledges that all common shares of Asia Pacific to be issued to International hereunder will be restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission of the United States of America. International also acknowledges that all such shares must be held for at least one year before any of such shares can be sold in the public market and that any sale of such shares must be in accordance with said Rule 144.

7.05 Asia Pacific and USA acknowledge and agree that, in conjunction with the Closing, they will change their bank signing officers such that 2 signatures are required on all cheques to be issued by them, with one authorized signatory to be either Roy Bennett or one of the directors nominated by Roy Bennett and the other to be either Adrian Rollke or one of the directors nominated by Adrian Rollke.

7.06 Asia Pacific also acknowledges and agrees that, subsequent to the Closing, it will cause USA, to the extent that is practicable, to implement the matters contained in the Business Plan.

CONDITIONS OF CLOSING

8.01 Asia Pacific's obligation to carry out the terms of this Agreement and to purchase all of the issued and outstanding shares of USA from International hereunder will be subject to the following conditions for the exclusive benefit of Asia Pacific, to be fulfilled or satisfied at or prior to the Closing on the Closing Date:

      (a) Bennett shall have completed the designation of USA under the Macrovision Agreement as the corporation to be entitled to procure the License and the transfer of all of its rights in and to the technology described in the Business Plan;

      (b) the covenants, representations and warranties of each of USA, International, Bennett and Roy Bennett contained in this Agreement or in any certificate or other document delivered pursuant hereto shall be true and correct on and as of the date of this Agreement and the Closing Date, as the case may be, with the same force and effect as though made on and as of such date or dates;

      (c) each of USA, International, Bennett and Roy Bennett shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

      (d) no action or proceeding, at law or in equity, shall be pending or threatened by any person, company, firm, domestic or foreign court, governmental authority, securities commissions or other regulatory body or agency, and no order, decision or ruling shall have been made by any such court, governmental authority, securities commission or other regulatory authority, and no law or regulation shall have been passed which, in any of the foregoing cases, would have the effect of:

            (i) enjoining or prohibiting Asia Pacific's purchase of all of the issued and outstanding shares of USA from International hereunder; or

            (ii) imposing on Asia Pacific material burdensome obligations, restrictions, limitations or conditions on its ownership of or exercise of rights of ownership of the shares of USA to be purchased hereunder which would have a materially adverse effect on the value of such shares;

            (iii) enjoining or prohibiting Asia Pacific's purchase of all of the issued and outstanding shares of Bennett from Roy Bennett hereunder; or

            (iv) imposing on Asia Pacific material burdensome obligations, restrictions, limitations or conditions on its ownership of or exercise of rights of ownership of the shares of Bennett to be purchased hereunder which would have a materially adverse effect on the value of such shares;

      (e) each of USA, International, Bennett and Roy Bennett shall have delivered at the Closing a certificate dated the Closing Date in form and substance satisfactory to Asia Pacific, executed by USA, International, Bennett or Roy Bennett as the case may be, certifying that the covenants, representations and warranties of USA, International, Bennett or Roy Bennett contained in this Agreement, as the case may be, are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, and certifying as to the fulfilment or satisfaction of the conditions contained in sub-paragraphs 8.01(a) through (d) and as to such other matters as Asia Pacific may require, acting reasonably;

      (f) Asia Pacific shall be satisfied, acting reasonably, that it is or will be in compliance with all applicable legal and regulatory requirements relating to it with respect to its

            (i) purchase of all of the issued and outstanding shares of USA from International hereunder and shall have received, in its discretion, all necessary or appropriate orders, rulings and consents from all regulatory bodies, securities commissions, governmental authorities and others with respect thereto; and

            (ii) potential purchase of all of the issued and outstanding shares of Bennett from Roy Bennett hereunder and shall have received, in its discretion, all necessary or appropriate orders, rulings and consents from all regulatory bodies, securities commissions, governmental authorities and others with respect thereto;

      (g) Asia Pacific shall have received a favourable written opinion from each of USA's, International's and Bennett's counsel dated the Closing Date satisfactory in scope and substance to Asia Pacific and its counsel, acting reasonably, with respect to the following matters:

            (i) each of USA, International and Bennett is a company validly subsisting under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

            (ii) all necessary corporate action has been taken by each of USA, International and Bennett to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by each of USA, International and Bennett and constitutes a legal, valid and binding obligation of each of USA, International and Bennett enforceable against each of USA, International and Bennett in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency laws or other laws of general application affecting enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

            (iii) the USA shares to be acquired by Asia Pacific  hereunder  have been duly and validly created and issued and are outstanding as fully paid and non-assessable shares in the capital stock of USA;

            (iv) the Bennett shares that may be acquired by Asia Pacific hereunder have been duly and validly created and issued and are outstanding as fully paid and non-assessable shares in the capital stock of Bennett;

            (v) none of the authorization, execution, delivery or performance by either USA, International or Bennett of this Agreement requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as such has already been obtained) or breaches any of the terms and conditions of either of USA's, International's or Bennett's constating documents or constitutes a default thereunder;

      (h) Macrovision has accepted the designation by Bennett of USA under the Macrovision Agreement as the corporation to be entitled to procure the License, PROVIDED THAT in the event such designation has not been accepted by Macrovision prior to the Closing or within a period of 60 days subsequent to the Closing Date, Roy Bennett will sell to Asia Pacific 10 common shares in the capital of Bennett, representing all of the issued and outstanding shares of Bennett, for consideration of One Dollar ($1), with the closing in respect of the sale of these shares of Bennett from Roy Bennett to Asia Pacific to occur on the 61st day subsequent to the Closing Date;

      (i) an employment or management contract between USA and Bennett with respect to the services of Roy Bennett acceptable to Asia Pacific has been entered into.

            If any of the foregoing conditions have not been fulfilled or satisfied to the satisfaction of Asia Pacific at or before the Closing on the Closing Date, Asia Pacific may rescind this Agreement by notice to each of USA, International, Bennett and Roy Bennett and in such event Asia Pacific will be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by Asia Pacific without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

8.02 USA's obligation to carry out the terms of this Agreement will be subject to the following conditions for the exclusive benefit of USA, to be fulfilled or satisfied at or prior to the Closing on the Closing Date:

      (a) the covenants, representations and warranties of each of Asia Pacific and International contained in this Agreement or in any certificate or other document delivered pursuant hereto shall be true and correct on and as of the date of this Agreement and the Closing Date, as the case may be, with the same force and effect as though made on and as of such date or dates;

      (b) each of Asia Pacific and International shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

      (c) no action or proceeding, at law or in equity, shall be pending or threatened by any person, company, firm, domestic or foreign court, governmental authority, securities commissions or other regulatory body or agency, and no order, decision or ruling shall have been made by any such court, governmental authority, securities commission or other regulatory authority, and no law or regulation shall have been passed which, in any of the foregoing cases, would have the effect of enjoining or prohibiting Asia Pacific's purchase of all of the issued and outstanding shares of USA from International hereunder;

      (d) each of Asia Pacific and International shall have delivered at the Closing a certificate dated the Closing Date in form and substance satisfactory to USA, executed by Asia Pacific or International, as the case may be, certifying that the covenants, representations and warranties of Asia Pacific or International contained in this Agreement, as the case may be, are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, and certifying as to the fulfilment or satisfaction of the conditions contained in sub-paragraphs 8.02(a) through (c) and as to such other matters as USA may require, acting reasonably;

      (e) USA shall be satisfied, acting reasonably, that it is or will be in compliance with all applicable legal and regulatory requirements relating to it with respect to the purchase by Asia Pacific of all of the issued and outstanding shares of USA from International hereunder and shall have received, in its discretion, all necessary or appropriate orders, rulings and consents from all regulatory bodies, securities commissions, governmental authorities and others with respect thereto;

      (f) USA shall have received a favourable written opinion from each of Asia Pacific's and International's counsel dated the Closing Date satisfactory in scope and substance to USA and its counsel, acting reasonably, with respect to the following matters:

            (i) each of Asia Pacific and International is a company validly subsisting under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

            (ii) all necessary corporate action has been taken by each of Asia Pacific and International to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by each of Asia Pacific and International and constitutes a legal, valid and binding obligation of each of Asia Pacific and International enforceable against each of Asia Pacific and International in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency laws or other laws of general application affecting enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

            (iii) none of the authorization,  execution, delivery or performance by either Asia Pacific or International of this Agreement requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as such has already been obtained) or breaches any of the terms and conditions of either of Asia Pacific's or International's constating documents or constitutes a default thereunder;

       (g) an employment or management contract between USA and Bennett with respect to the services of Roy B. Bennett has been entered into.

            If any of the foregoing conditions have not been fulfilled or satisfied to the satisfaction of USA at or before the Closing on the Closing Date, USA may rescind this Agreement by notice to each of Asia Pacific and International and in such event USA will be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by USA without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

8.03 International's obligation to carry out the terms of this Agreement and to sell all of the issued and outstanding shares of USA to Asia Pacific hereunder will be subject to the following conditions for the exclusive benefit of International, to be fulfilled or satisfied at or prior to the Closing on the Closing Date:

      (a) Asia Pacific has at least Nine Hundred Thousand Dollars ($900,000) on hand at Closing;

      (b) the covenants, representations and warranties of each of Asia Pacific and USA contained in this Agreement or in any certificate or other document delivered pursuant hereto shall be true and correct on and as of the date of this Agreement and the Closing Date, as the case may be, with the same force and effect as though made on and as of such date or dates;

      (c) each of Asia Pacific and USA shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

      (d) no action or proceeding, at law or in equity, shall be pending or threatened by any person, company, firm, domestic or foreign court, governmental authority, securities commissions or other regulatory body or agency, and no order, decision or ruling shall have been made by any such court, governmental authority, securities commission or other regulatory authority, and no law or regulation shall have been passed which, in any of the foregoing cases, would have the effect of:

            (i) enjoining or prohibiting Asia Pacific's purchase of all of the issued and outstanding shares of USA from International hereunder; or

            (ii) imposing on International material burdensome obligations, restrictions, limitations or conditions on its ownership of or exercise of rights of ownership of the shares of Asia Pacific to be purchased hereunder which would have a materially adverse effect on the value of such shares, save as specifically provided for herein;

      (e) each of Asia Pacific and USA shall have delivered at the Closing a certificate dated the Closing Date in form and substance satisfactory to International, executed by Asia Pacific or USA, as the case may be, certifying that the covenants, representations and warranties of Asia Pacific or USA contained in this Agreement, as the case may be, are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, and certifying as to the fulfilment or satisfaction of the conditions contained in sub-paragraphs 8.03(a) through (d) and as to such other matters as International may require, acting reasonably;

      (f) International shall be satisfied, acting reasonably, that it is or will be in compliance with all applicable legal and regulatory requirements relating to it with respect to its sale of all of the issued and outstanding shares of USA to Asia Pacific hereunder and shall have received, in its discretion, all necessary or appropriate orders, rulings and consents from all regulatory bodies, securities commissions, governmental authorities and others with respect thereto;

      (g) International shall have received a favourable written opinion from each of Asia Pacific's and USA's counsel dated the Closing Date satisfactory in scope and substance to International and its counsel, acting reasonably, with respect to the following matters:

            (i) each of Asia Pacific and USA is a company validly subsisting under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and
                  deliver  this   Agreement  and  to  perform  its   obligations
                  hereunder;

            (ii) all necessary corporate action has been taken by each of Asia Pacific and USA to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by each of Asia Pacific and USA and constitutes a legal, valid and binding obligation of each of Asia Pacific and USA enforceable against each of Asia Pacific and USA in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency laws or other laws of general application affecting enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

            (iii) none of the authorization,  execution, delivery or performance by either Asia Pacific or USA of this Agreement requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as such has already been obtained) or breaches any of the terms and conditions of either of Asia Pacific's or USA's constating documents or constitutes a default thereunder;

      (h) a nominee or nominees of International have entered into agreements acceptable to them for the purchase of at least 2,730,000 currently issued and outstanding common shares of Asia Pacific from the holders of these shares;

       (i) an employment or management contract between USA and Bennett with respect to the services of Roy Bennett acceptable to International has been entered into;

      (j) there shall have been delivered to Asia Pacific's transfer agent certificates representing the 2,730,000 common shares in its capital stock provided for in sub-paragraph 8.03(h) hereof, duly endorsed in blank for transfer to a nominee or nominees of International.

            If any of the foregoing conditions have not been fulfilled or satisfied to the satisfaction of International at or before the Closing on the Closing Date, International may rescind this Agreement by notice to each of Asia Pacific and USA and in such event International will be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by International without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

8.04 Bennett's obligation to carry out the terms of this Agreement will be subject to the following conditions for the exclusive benefit of Bennett, to be fulfilled or satisfied at or prior to the Closing on the Closing Date:

(a) the covenants, representations and warranties of Asia Pacific contained in this Agreement or in any certificate or other document delivered pursuant hereto shall be true and correct on and as of the date of this Agreement and the Closing Date, as the case may be, with the same force and effect as though made on and as of such date or dates;

(b) Asia Pacific shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

      (c) no action or proceeding, at law or in equity, shall be pending or threatened by any person, company, firm, domestic or foreign court, governmental authority, securities commissions or other regulatory body or agency, and no order, decision or ruling shall have been made by any such court, governmental authority, securities commission or other regulatory authority, and no law or regulation shall have been passed which, in any of the foregoing cases, would have the effect of enjoining or prohibiting Asia Pacific's purchase of all of the issued and outstanding shares of Bennett from Roy Bennett hereunder;

      (d) Asia Pacific shall have delivered at the Closing a certificate dated the Closing Date in form and substance satisfactory to Bennett, executed by Asia Paific, certifying that the covenants, representations and warranties of Asia Pacific contained in this Agreement are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, and certifying as to the fulfilment or satisfaction of the conditions contained in sub-paragraphs 8.04(a) through (c) and as to such other matters as Bennett may require, acting reasonably;

      (e) Bennett shall be satisfied, acting reasonably, that it is or will be in compliance with all applicable legal and regulatory requirements relating to it with respect to the purchase by Asia Pacific of all of the issued and outstanding shares of Bennett from Roy Bennett hereunder and shall have received, in its discretion, all necessary or appropriate orders, rulings and consents from all regulatory bodies, securities commissions, governmental authorities and others with respect thereto;

      (f) Bennett shall have received a favourable written opinion from Asia Pacific's counsel dated the Closing Date satisfactory in scope and substance to Bennett and its counsel, acting reasonably, with respect to the following matters:

            (i) Asia Pacific is a company validly subsisting under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

            (ii)  all  necessary  corporate  action  has  been  taken  by Asia
                  Pacific to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by Asia Pacific and constitutes a legal, valid and binding obligation of Asia Pacific enforceable against Asia Pacific in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency laws or other laws of general application affecting enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

            (iii) none of the authorization,  execution, delivery or performance by Asia Pacific of this Agreement requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as such has already been obtained) or breaches any of the terms and conditions of Asia Pacific's constating documents or constitutes a default thereunder.

            If any of the foregoing conditions have not been fulfilled or satisfied to the satisfaction of Bennett at or before the Closing on the Closing Date, Bennett may rescind this Agreement by notice to Asia Pacific and in such event Bennett will be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by Bennett without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

8.05 Roy Bennett's obligation to carry out the terms of this Agreement and to sell all of the issued and outstanding shares of Bennett to Asia Pacific hereunder will be subject to the following conditions for the exclusive benefit of Roy Bennett, to be fulfilled or satisfied at or prior to the Closing on the Closing Date:

      (a) Asia Pacific has at least Nine Hundred Thousand Dollars ($900,000) on hand at Closing;

      (b) the covenants, representations and warranties of Asia Pacific contained in this Agreement or in any certificate or other document delivered pursuant hereto shall be true and correct on and as of the date of this Agreement and the Closing Date, as the case may be, with the same force and effect as though made on and as of such date or dates;

      (c) Asia Pacific shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it;

      (d) no action or proceeding, at law or in equity, shall be pending or threatened by any person, company, firm, domestic or foreign court, governmental authority, securities commissions or other regulatory body or agency, and no order, decision or ruling shall have been made by any such court, governmental authority, securities commission or other regulatory authority, and no law or regulation shall have been passed which, in any of the foregoing cases, would have the effect of enjoining or prohibiting Asia Pacific's purchase of all of the issued and outstanding shares of Bennett from Roy Bennett hereunder;

      (e) Asia Pacific shall have delivered at the Closing a certificate dated the Closing Date in form and substance satisfactory to Roy Bennett, executed by Asia Pacific, certifying that the covenants, representations and warranties of Asia Pacific contained in this Agreement are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, and certifying as to the fulfilment or satisfaction of the conditions contained in sub-paragraphs 8.05(a) through (d) and as to such other matters as Roy Bennett may require, acting reasonably;

      (f) Roy Bennett shall be satisfied, acting reasonably, that he is or will be in compliance with all applicable legal and regulatory requirements relating to him with respect to his sale of all of the issued and outstanding shares of Bennett to Asia Pacific hereunder and shall have received, in his discretion, all necessary or appropriate orders, rulings and consents from all regulatory bodies, securities commissions, governmental authorities and others with respect thereto;

      (g) Roy Bennett shall have received a favourable written opinion from Asia Pacific's counsel dated the Closing Date satisfactory in scope and substance to Roy Bennett and his counsel, acting reasonably, with respect to the following matters:

            (i) Asia Pacific is a company validly subsisting under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

            (ii)  all  necessary  corporate  action  has  been  taken  by Asia
                  Pacific to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by Asia Pacific and constitutes a legal, valid and binding obligation of Asia Pacific enforceable against Asia Pacific in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency laws or other laws of general application affecting enforcement of creditors' rights and subject to the qualification that specific performance and injunction, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction;

            (iii) none of the authorization,  execution, delivery or performance by Asia Pacific of this Agreement requires any approval or consent of any governmental or regulatory authority or agency having jurisdiction (except as such has already been obtained) or breaches any of the terms and conditions of Asia Pacific's constating documents or constitutes a default thereunder;

      (h) an employment or management contract between USA and Roy Bennett has been entered into.

            If any of the foregoing conditions have not been fulfilled or satisfied to the satisfaction of Roy Bennett at or before the Closing on the Closing Date, Roy Bennett may rescind this Agreement by notice to Asia Pacific and in such event Roy Bennett will be released from all obligations hereunder, provided that any of such conditions may be waived in whole or in part by Roy Bennett without prejudice to his rights of rescission in the event of the non-fulfilment of any other condition or conditions.

CLOSING

9.01 The closing date for the transactions provided for in this Agreement will occur on June 21, 1999 or on such other date as the parties unanimously agree to in writing (hereinafter called the "Closing Date").

9.02 The Closing will be at 2:00 p.m. on the Closing Date at Suite 1750 - 1177 West Hastings Street, Vancouver, British Columbia, Canada, or at such other time, date or place as the parties may agree to.

9.03 In conjunction with the Closing, Asia Pacific shall deliver the following at the Closing:

      (a) a certified copy of a Resolution of the Directors of Asia Pacific, approving this Agreement, or any amendments hereto;

      (b) the certificates provided for in sub-paragraphs 8.02(d), 8.03(e) and 8.05(e) hereof;

      (c) the legal opinions provided for in sub-paragraphs 8.02(f), 8.03(g) and 8.05(g) hereof;

      (d) Asia Pacific share certificates representing 6,623,016 common shares in its capital stock, registered in the name of International, which are to be held by an independent escrow agent in escrow pursuant to the provisions of paragraph 1.01 hereof;

      (e) Asia Pacific share certificates representing 345,000 common shares owned by Adrian Rollke, which are to be held by an independent escrow agent in escrow pursuant to the provisions of paragraph 1.03 hereof;

      (f) confirmation from its transfer agent that said transfer agent is in a position to complete the transfer to the nominee or nominees of International of the 2,730,000 common shares of Asia Pacific provided for in sub-paragraph 8.03(h) hereof;

      (g) irrevocable instructions to its bankers to wire transfer $200,000 to International's bank account, in satisfaction of USA's liability to International disclosed in Schedule "B" hereto;


      (h) such other documents as may be required to give effect to this Agreement.

9.04 In  conjunction  with the Closing,  USA shall  deliver the following at the
     Closing:

      (a) a certified copy of a Resolution of the Directors of USA, approving this Agreement, or any amendments hereto;

      (b) the certificates provided for in sub-paragraphs 8.01(e) and 8.03(e) hereof;

      (c)   the legal opinions provided for in  sub-paragraphs  8.01(g) and 8.03
            (g) hereof;

      (d) such other documents as may be required to give effect to this Agreement.

9.05 In conjunction with the Closing, International shall deliver the following at the Closing:

      (a) a certified copy of a Resolution of the Directors of International, approving this Agreement, or any amendments hereto;

      (b) the certificates provided for in sub-paragraphs 8.01(e) and 8.02(d) hereof;

      (c) the legal opinions provided for in sub-paragraphs 8.01(g) and 8.02(f) hereof;

      (d) a USA share certificate representing one (1) common share in its capital stock, duly endorsed for transfer to Asia Pacific;

      (e) such other documents as may be required to give effect to this Agreement.

9.06 In conjunction with the Closing, Bennett shall deliver the following at the
Closing:

(a) a certified copy of a Resolution of the Directors of Bennett, approving this Agreement, or any amendments hereto;

(b) the certificate provided for in sub-paragraph  8.01(e) hereof;

(c) the legal opinion provided for in sub-paragraph  8.01(g) hereof;

(d) financial statements prepared as at April 30, 1999 and the review engagement report of its certified general accountants thereon;

(e) a certificate dated the Closing Date in form and substance satisfactory to Asia Pacific, executed by Bennett, certifying that Bennett has no unsatisfied liabilities as of the Closing Date;

(f) such otherdocuments as may be required to give effect to this  Agreement.

9.07 In conjunction with the Closing, Roy Bennett shall deliver the following at the Closing:

(a)   the certificate provided for in sub-paragraph 8.01(e) hereof;

(b) a Bennett share certificate representing 10 common shares in its capital stock, duly endorsed for transfer to Asia Pacific, PROVIDED THAT Asia Pacific agrees to return this share certificate to Roy Bennett and to release Roy Bennett of his obligations under this Agreement in the event that Macrovision consents within 60 days of the Closing to the designation of USA under the Macrovision Agreement as the corporation to be entitled to procure the License;

(c) a certificate  dated the Closing Date in form and substance  satisfactory to
Asia  Pacific,  executed  by  Roy  Bennett,   certifying  that  Bennett  has  no
unsatisfied  liabilities as of the Closing Date;

(d) such other documents as may be required to give effect to this Agreement.

NOTICES AND PAYMENT

10.01 Any notice, demand, payment or other communication under this Agreement will be given in writing and must be delivered or sent by telecopier and addressed to the party to which it is being given at the following addresses:

      Asia Pacific Enterprises, Inc.      with  a  copy  to:   Adrian Rollke
      1313 North Market Street            Facsimile No. (604) 683-2286
      New Castle County
      Wilmington, Delaware 19801-1151

      Attention: Adrian Rollke
      Facsimile No. (604) 683-2286

      eVideo USA, Inc.                     with a copy to: Roy B. Bennett
      502 East John Street                 Facsimile No. (604) 925-9367
      Carson City, Nevada 89706
                                           and with a copy to: Adrian Rollke
      Attention:  Roy B. Bennett           Facsimile No. (604) 683-2286
      Facsimile No. (604) 925-9367

      eVideo International, Inc.
      ABL Building
      Bank Lane
      Nassau, Bahamas

      Attention:  Roy B. Bennett
      Facsimile No. (604) 925-9367

      Roy B. Bennett & Associates Ltd.
      2757 Chelsea Court
      West Vancouver, British Columbia
      V7S 3E9

      Attention: Roy B. Bennett
      Facsimile No. (604) 925-9367

      Roy B. Bennett
      2757 Chelsea Court
      West Vancouver, British Columbia
      V7S 3E9

      Facsimile No. (604) 925-9367

10.02 If notice, demand, payment or other communication is sent by telecopier or is delivered, it will be deemed to have been received on the next business day following the day of transmission or delivery.

10.03 Any party may at any time give to the others notice in writing of any change of address of the party giving such notice and from and after the giving of such notice the address or addresses therein specified will be deemed the address of such party for the purposes of giving notice hereunder.

CURRENCY

11.01 All references to monies hereunder will be in lawful currency of the United States of America.

ARBITRATION

12.01 The parties agree that all questions or matters in dispute with respect to the matters provided for herein shall be submitted to arbitration pursuant to the terms hereof.

12.02 It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof that any party intending to refer any matter to arbitration shall have given not less than thirty (30) days' prior written notice of its intention so to do to the other party together with particulars of the matter in dispute. On the expiration of such thirty (30) days, the party who gave such notice may proceed to refer the dispute to arbitration as provided for in paragraph 12.03 hereof.

12.03 The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within fifteen (15) days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within fifteen (15) days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration herein provided for. If the other party shall fail to appoint an arbitrator within fifteen (15) days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provision of the Commercial Arbitration Act (British Columbia). Except as specifically otherwise provided in this paragraph, the arbitration herein provided for shall be conducted in accordance with such Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this paragraph. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

12.04 The parties may agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

FURTHER ASSURANCES

13.01 Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Agreement.

TIME OF THE ESSENCE

14.01 Time shall be of the essence of this Agreement.

COSTS

15.01 Each of the parties hereto will be responsible for paying its own costs relating to the preparation and execution of this Agreement.

SEVERABILITY

16.01 In the event that any provision of this Agreement is determined to be void or unenforceable in whole or in part it shall be deemed to be severed from this Agreement and shall not affect or impair the validity or enforceability of any other provision of this Agreement.

ENTIRE AGREEMENT

17.01 The parties hereto agree that the terms and conditions of this Agreement shall supersede and replace any other agreements or arrangements, whether oral or written, heretofore existing among the parties in respect of the subject matter of this Agreement.

COUNTERPARTS

18.01 This Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Agreement or any other writing by any party hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

EXECUTION BY FACSIMILE

19.01 Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Agreement and any certificates or other writings delivered in connection herewith, and such facsimile copies will be legally effective to create a valid and binding agreement among the parties in accordance with the terms and conditions of this Agreement.

TITLES

20.01 The titles to the respective paragraphs hereof shall not be deemed as part of this Agreement but shall be regarded as having been used for convenience only.

GOVERNING LAW

21.01 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

ENUREMENT

22.01 This Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

SIGNED and DELIVERED by
ASIA PACIFIC ENTERPRISES, INC.
in the presence of:


/s/ Adrian Rollke
Authorized Signatory


SIGNED and DELIVERED by
EVIDEO USA, INC.
in the presence of:


/s/ R. Bennett
Authorized Signatory

SIGNED and DELIVERED by
EVIDEO INTERNATIONAL, INC.
in the presence of:

/s/ R. Bennett
Authorized Signatory

SIGNED and DELIVERED by
ROY B. BENNETT & ASSOCIATES LTD.
in the presence of:

 /s/ R. Bennett
Authorized Signatory

SIGNED and DELIVERED by                         )
ROY B. BENNETT                                  )
in the presence of:                             )
                                                )
                                                )
      /s/ Gary R. Smith                         )     /s/ R. Bennett
------------------------------------------            --------------
Signature of Witness                            )     ROY B. BENNETT
                                                )
      Gary R. Smith                             )
------------------------------------------------
Name of Witness - please type or print          )
                                                )
      505-2370 W 2nd Ave                        )
Address of Witness - please type or print       )
                                                )
      Vancouver, B.C. Canada                    )
                                                )
      Barrister & Solicitor                     )
 Occupation of Witness - please type or print   )

                                 SCHEDULE "A"

            FINANCIAL STATEMENTS OF ASIA PACIFIC ENTERPRISES, INC.
                        PREPARED AS AT MARCH 31, 1999

Balance Sheets
(Unaudited)

                                                      March 31, December 31,

                                                         1999        1998
                                                          US$        US$

                                 A S S E T S
Current Assets
Cash                                                       546         229
Long-Term Investments (note 0)                         100,175         175
Organization Costs                                       3,250       3,500
                                                     ---------------------
Total Assets                                           103,971       3,904
                                                       ===================

                            L I A B I L I T I E S

Current Liabilities
Accounts payable                                         3,802       3,366
Loans from related party (note 3)                        4,386      16,000
                                                         -----------------
Total Liabilities                                        8,188      19,366
                                                         -----------------

                    S H A R E H O L D E R S ' E Q U I T Y

Share Capital (notes 0 and 4)
Authorized
-   30,000,000 shares of common stock, $0.0001 par value
-   5,000,000 shares of preferred stock, $0.0001 par value
Issued and outstanding
-  8,575,425 common shares (1998 - 7,375,425)              858         738
Contributed surplus                                    124,317       4,437
                                                       -------------------

Total Share Capital                                    125,175       5,175

Deficit Accumulated during the Development Stage       (29,392)    (20,637)
                                                      ---------------------
Total Shareholders' Equity                              95,783     (15,462)
                                                      ---------------------
Total Liabilities and Shareholders' Equity             103,971       3,904
                                                       ===================

                                            Continuance of Operations (note 1)

The accompanying notes are an integral part of these financial statements.

Statements of Operations
(Unaudited)
                                         Cumulative,
                                         inception to    Three months ended
                                           March 31,           March 31,
                                            1999         1999         1998
                                             US$          US$          US$

General and Administrative Expenses

Professional fees                          5,775              -        2,500
Transfer agent fees                        9,282              -        1,685
Management and consulting fees             6,293          6,293            -
Rent                                       2,117          2,117            -
Amortization of incorporation costs        1,750            250          250
General corporate expenses                 4,239            117          166
                                     ---------------------------------------

Total General and Administrative
    Expenses                              29,456          8,777        4,601

Interest Income                               64             22            -
                                   -----------------------------------------

Net Loss for the Period                   29,392          8,755        4,601
                                     =======================================
Weighted average number of shares
outstanding                            7,393,667      7,499,900    7,375,456
                                       -------------------------------------

Net Loss Per Share                             -              -            -
                                ============================================

Statements of Cash Flows
(Unaudited)                               Cumulative,
                                           inception to   Three months ended
                                            March 31,          March 31,
                                             1999          1999         1998
                                              US$           US$          US$
Operating Activities

Net loss for the period                     (29,392)      (8,755)     (4,601)
Adjustments to reconcile net loss
 to net cash used in operating activities:
- amortization                                1,750          250         250
- decrease in prepaid expenses                    -            -       2,500
- increase in accounts payable                3,802          436       1,851
                                          ----------------------------------

Net Cash Used in Operating Activities
Investing Activities                        (23,840)      (8,069)          -
                                            --------------------------------

Incorporation costs                          (5,000)           -           -
Acquisition of long-term investments       (100,000)    (100,000)          -
                                           ---------------------------------

Total Cash Flow from Investing Activities  (105,000)    (100,000)          -
                                           ---------------------------------

Financing Activities

Proceeds from sale of common shares         125,000      120,000           -
Loans from related party                      4,386      (11,614)          -
                                          ----------------------------------

Total Cash Flow from Financing Activities   129,386      108,386           -
                                            --------------------------------

Increase in Cash During the Period              546          317           -

Cash at the Beginning of the Period               -          229           -
                                             -------------------------------

Cash at the End of the Period                   546          546           -
                                                ============================

Non-Cash Activity not included in
Cash Flows Acquisition of long-term
investment for common shares                    175            -           -
                                                ============================
-

Statement of Shareholders' Equity
Incorporation, July 25, 1997, to March 31, 1999
(Unaudited)


                                                                       Total
                              Number of   Par   Contributed        Shareholders'
                               Shares    value   Surplus    Deficit    Equity
                                          US$      US$        US$        US$

Issuance of shares on
July 25, 1997                7,200,000     720    4,280         -       5,000

Issuance of shares on
August 25, 1997 on
acquisition of Century
International Ventures
Inc. Series C common
shares                       175,425         18     157         -         175
Net loss, incorporation,
July 27, 1997, to
December 31, 1997                  -          -       -    (9,754)     (9,754)
                             --------------------------------------------------

Balance, December 31,
1997                       7,375,425        738   4,437    (9,754)     (4,579)

Net loss, year ended
December 31, 1998                  -          -       -   (10,883)    (10,883)
                          ----------------------------------------------------

Balance, December 31,
1998                       7,375,425        738   4,437   (20,637)    (15,462)

Issuance of shares
on March 17, 1999            800,000         80  19,920         -      20,000

Issuance of shares
on March 31, 1999            400,000         40  99,960         -     100,000

Net loss, three months ended
March 31, 1999                                             (8,755)     (8,755)
                           ---------------------------------------------------

Balance, March 31, 1999    8,575,425       858  124,317   (29,392)     95,783
                           ==================================================

Notes to the Financial Statements
March 31, 1999
(Unaudited)



1. Basis of Presentation and Nature of Operations

   The ability of the Company to continue as a going concern is dependent upon its ability to raise substantial amounts of equity funds for use in administrative and investment activities. There is no assurance that the Company's investments will generate future cash flow for the Company.

   The Company is developing an electronic video distribution system.

2. Significant Accounting Policies

   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The principal area requiring the use of management estimates is the determination of the appropriate carrying values for the Company's investments. Actual results could differ from those estimates.

   Investments - Investments in which the Company has significant influence, generally the ability to appoint more than 20% of the board of directors, are accounted for under the equity method, whereby the value of the investment is adjusted for the Company's share of income or loss realized by the investee. Investments in which the Company does not have significant influence are recorded at the lower of cost and estimated market value. If the Company has the ability to appoint a majority of the directors to the board of an investee, that investee's financial statements will be consolidated into those of the Company.

   Translation of Foreign Currencies - Monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities at the exchange rates in effect at the time of acquisition or issue. Revenues and expenses are translated at the rates in effect at the time of the transaction. Exchange gains or losses arising on translation are included in net income or loss for the period.

   Financial Instruments - The company has various financial instruments, including cash, receivables and payables. The carrying values of these financial instruments approximate their fair values.

  NOTES TO FINANCIAL STATEMENTS
  MARCH 31, 1999
  (Unaudited)

3. Long Term Investments

   During the year ended December 31, 1997, the Company acquired all of the series C common shares of Century International Ventures Inc. in exchange for 175,456 common shares of the Company valued at $175.

   Subsequent to March 31, 1999, the Company agreed to acquire all of the outstanding shares of eVideo U.S.A. Inc. in exchange for the issuance of 6,623,016 common shares of the Company. As additional consideration, the Company must issue one and one-half shares to the vendor of eVideo U.S.A. Inc. for each share issued, subsequent to the issuance of the shares described in note 5, to raise additional equity capital of $3,900,000.

   At March 31, 1999, the Company had loaned $100,000 to eVideo U.S.A. Inc.

4. Loans from Related Party

   The loans from a related party are from a management company that employs the Company's executive officers and are without interest and specific repayment terms.


5. Share Capital

   Subsequent to March 31, 1999, the Company issued the following shares for cash, net of issue costs:


         Number           Price                     Contributed
       of shares        per share      Par value      surplus       Total
           US$             US$           US$            US$          US$

         66,841           1.00            7           66,834        66,841
        323,078           3.25           32          999,970      1,000,002

   The Company also issued warrants that entitle the holder to purchase 307,693 common shares at $3.25 per share until May 25, 2000.

                                 SCHEDULE "B"

              LIST OF ASSETS AND LIABILITIES OF EVIDEO USA, INC.


Assets

Rights under a Professional Services Agreement dated May 13, 1999 with Burnt Sand Solutions Inc.

Liabilities

$100,000 owed to Asia Pacific Enterprises, Inc.

Commitments




Material Contracts

Agreement with Bennett and International under which Bennett has agreed to designate USA under the Macrovision Agreement as the corporation to be entitled to procure the License and to transfer all of its rights in and to the business and technology described in the Business Plan to International and under which International has agreed to transfer the rights in and to the business and technology described in the Business Plan for the operation of that business and the use of that technology in the United States of America to USA for the sole consideration of a note payable to International in the amount of $200,000, without interest, payable in conjunction with the Closing provided for in this Agreement.

Professional  Services  Agreement  dated May 13, 1999 with Burnt Sand  Solutions
Inc.

                                 SCHEDULE "C"

                 LIST OF COMMITMENTS AND MATERIAL CONTRACTS
                     OF ROY B. BENNETT & ASSOCIATES LTD.


Commitments



Material Contracts

Agreement with USA under which it has agreed to designate USA under the Macrovision Agreement as the corporation to be entitled to procure the License.

Agreement with International under which it has agreed to transfer all of its rights in and to the business and technology described in the Business Plan to International in exchange for the Preference Shares.

Agreements with all of its creditors and debt-holders to accept the Preference Shares in full satisfaction of all of Bennett's liabilities.